ENTERPRISE FINANCIAL

2014 ANNUAL SHAREHOLDERS MEETING

James J. Murphy, Jr.

Chairman

THANK YOU



John Tracy



Lewis Levey

ENTERPRISE FINANCIAL

Welcome



James Havel

ENTERPRISE FINANCIAL ® SM

FORWARD-LOOKING STATEMENT

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2013 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

2013 HIGHLIGHTS

- ✔ Highest Ever Net Income
- ✔ Strong C&I Loan Growth
- ✔ Strong Improvement in Loan Quality
- ✔ Two Back-to-Back Years of Record Earnings
- ✔ Rise in Core Bank Earnings

Earnings per share rising


$1.34
$1.37
$1.73
2011
2012
2013

ENTERPRISE FINANCIAL

2013 EFSC VALUATION TREND


EFSC
KBW Bank
S&P 500
Feb 2013
April 2013
June 2013
Aug 2013
Oct 2013
Dec 2013

Source: SNL; % price change, calendar year 2013

ENTERPRISE FINANCIAL

TOTAL RETURN ON EFSC STOCK



109.1%
39.1%
15.2%
One Year
Three Year
Five Year

Source: SNL, as of 5/17/14

ENTERPRISE FINANCIAL

2013 FINANCIAL SUMMARY

CORE EARNINGS DRIVING TOTAL EARNINGS GROWTH


$37.4
$42.8
$50.1
47%
53%
38%
62%
31%
69%
2011
2012
2013
Pre-Tax Loss Share Earnings
Pre-Tax Core Earnings

ENTERPRISE FINANCIAL

STRONG RETURNS


1.06%
1.00%
12.78%
9.56%
Enterprise
Peers
Return on Average Assets
Enterprise
Peers
Return on Average Equity

Source: SNL; peers are banks $1-10 billion, commercial loans > 20%, consumer loans < 10%

ENTERPRISE FINANCIAL

MAINTAINING CORE MARGIN


3.49%
3.57%
3.55%
2011
2012
2013
Net Interest Margin

ENTERPRISE FINANCIAL

MAINTAINING CORE MARGIN

BOLSTERING TOTAL MARGIN WITH LOSS-SHARE



4.12%
4.94%
4.78%
Loss Share Impact
Core Margin
3.49%
3.57%
3.55%
2011
2012
2013
Net Interest Margin

ENTERPRISE FINANCIAL

ASSET QUALITY RETURNS TO PRE-2008 LEVELS


Non-Performing Loans/Loans
Non-Performing Assets/Assets
Net Charge-Offs/ Average Loans
1.98
2.12
2.62
2.19
1.84
0.98
1.61
2.60
2.59
1.74
1.44
0.90
0.76
1.42
1.91
0.99
0.64
0.30
2008
2009
2010
2011
2012
2013

Excludes FDIC covered assets.

ENTERPRISE FINANCIAL

FAVORABLE ASSET QUALITY



0.98%
1.44%
Enterprise
Peers
Non-Performing Loans to Loans
130.57%
106.09%
Enterprise
Peers
Loan Loss Reserves to Non-Performing Loans

Source: SNL; data as of 12/31/13, peers are banks $1-10 billion, commercial loans >20%, consumer loans <10%

ENTERPRISE FINANCIAL

CORE FEE INCOME INCREASING

(dollars in thousands)


$10,135
$13,482
$16,440
$19,900
$22,527
2009
2010
2011
2012
2013
Core Fee Income

Core Fee Income includes wealth management, service charges and other fees, state tax credit brokerage and gains on other real estate

ENTERPRISE FINANCIAL

IN-LINE OPERATING EFFICIENCY


62.49%
63.67%
2.90%
2.70%
Enterprise
Peers
Enterprise
Peers
Efficiency Ratio
Expenses/Assets

Source: SNL; peers are banks $1-10 billion, commercial loans >20%, consumer loans <10%

ENTERPRISE FINANCIAL

STRONG CAPITAL GROWTH



5.15%
4.99%
6.02%
7.78%
2010
2011
2012
2013

Tangible Common Equity/Tangible Assets

TCE Has Increased at 19% CAGR

ENTERPRISE FINANCIAL

2014 FIRST QUARTER FINANCIAL SUMMARY

LINKED QUARTER EARNINGS COMPARISON

(dollars in millions, except per share)

	Q4 2013	Q1 2014
Net Income	$3.621	$5.848
Diluted Earnings per share	$0.18	$0.30
Return on Average Assets	.46%	.77%
Return on Average Equity	5.07%	8.26%

ENTERPRISE FINANCIAL

FIRST QUARTER HIGHLIGHTS

- ✔ Favorable asset quality
- ✔ 7% annualized loan growth
- ✔ Continued contribution from loss share assets
- ✔ Strong capital ratios
- ✔ 14% increase in tangible book value

2014 FOCUS

OUR CLIENTS REALLY LIKE US


80%
60%
56%
45%
43%
Enterprise
National Bank A
National Bank B
Regional Bank A
Regional Bank B

Client satisfaction compared to four largest competitors

Source: Greenwich Research Associates, 2013; businesses with $50 million in sales located in St. Louis, recent "excellent" satisfaction ratings

ENTERPRISE FINANCIAL

OUR CLIENTS RECOMMEND US



85%
60%
69%
42%
49%
Enterprise
National Bank A
National Bank B
Regional Bank A
Regional Bank B

Client Net Promoter Score compared to four largest competitors

Our Net Promoter Score Beats Apple, Nordstrom and Southwest Airlines

Source: Greenwich Research Associates, 2013; businesses with $50 million in sales located in St. Louis; percentage who answered 9 or 10 on a 10-point scale to the question, "How likely are you to recommend this bank to others?" minus the percentage who answered 0, 1, 2, 3, 4, 5 or 6.

ENTERPRISE FINANCIAL

WHAT WE DO WELL

- ✔ #1 in Ease of Doing Business
- ✔ #1 in Bank's Reputation
- ✔ #1 in Quality of Bankers

Source: Greenwich Research Associates

WHERE DO WE GO FROM HERE?

- ☐ Measure What Matters to Clients
- ☐ Redesign Policies and Procedures From Their Viewpoint
- ☐ Organize People Around Them

RM-CENTRIC MODEL


Client
RM/
Commercial
Loan
International
Treasury
Management
Wealth
Management
Home Loan

ENTERPRISE
FINANCIAL

CLIENT-CENTRIC MODEL


Home Loan
Wealth Management
Client
RM/ Commercial Loan
Treasury Management
International

ENTERPRISE FINANCIAL

PRESERVING THE RM-CLIENT RELATIONSHIP


Home Loan
Wealth Management
Client
RM/ Commercial Loan
Treasury Management
International

CLIENT RELATIONSHIP VISIBILITY


Home Loan
Wealth Management
Client
RM/ Commercial Loan
Treasury Management
International

ENTERPRISE FINANCIAL

ANTICIPATING CLIENT NEEDS


Home Loan
Wealth Management
Client
RM/ Commercial Loan
Treasury Management
International

ENTERPRISE FINANCIAL

CLIENT RELATIONSHIP VISIBILITY


Home Loan
RM/
Commercial
Loan
International
Treasury
Management
Wealth
Management
Client

ENTERPRISE FINANCIAL

Delivering better solutions faster


Bankers see more opportunities
Clients receive better solutions
Investors receive higher returns

ENTERPRISE FINANCIAL® SM